UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 29, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Exelon Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On September 29, 2023 Constellation Energy Generation, LLC (Constellation) issued and sold $500,000,000 in aggregate principal amount of Senior Notes due 2034 (the 2034 Senior Notes) and $900,000,000 in aggregate principal amount of Senior Notes due 2053 (the 2053 Senior Notes, and collectively with the 2034 Senior Notes, the Senior Notes). See Item 2.03 below for a description of the Senior Notes and related agreements.

Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation

On September 29, 2023, Constellation issued and sold $500,000,000 in aggregate principal amount of the 2034 Senior Notes and $900,000,000 in aggregate principal amount of the 2053 Senior Notes. The Senior Notes were issued under an indenture, dated as of September 28, 2007, between Constellation and U.S. Bank Trust Company, National Association, as trustee.

On May 31, 2023, Constellation entered into an Equity Purchase Agreement with Texas Genco GP, LLC and Texas Genco LP, LLC (collectively, “Seller”), subsidiaries of NRG Energy, Inc., for the acquisition (the “Acquisition”) of all of Seller’s equity interests in NRG South Texas, LP. The proceeds of the Senior Notes will be used, after deducting underwriters’ discounts and commissions and other estimated fees and expenses, to fund a portion of the purchase price of the Acquisition, to pay certain fees and expenses relating to the Acquisition and for general corporate purposes. If the Acquisition is not consummated for any reason, Constellation will use the proceeds for general corporate purposes, which may include repayment or refinancing of existing indebtedness, working capital, capital expenditures, share repurchases, acquisitions or investment in short-term Treasury obligations.

The 2034 Senior Notes carry an interest rate of 6.125% per annum, which is payable semi-annually on January 15 and July 15, commencing January 15, 2024. The 2034 Senior Notes mature on January 15, 2034.

The 2053 Senior Notes carry an interest rate of 6.500% per annum, which is payable semi-annually on April 1 and October 1, commencing April 1, 2024. The 2053 Senior Notes mature on October 1, 2053.

The Senior Notes are subject to optional redemption as provided in the Senior Notes.

In connection with the issuance of the bonds, Ballard Spahr LLP provided Constellation with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated September 26, 2023 among BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein is filed as Exhibit 1.1 to this report.

Reference is made to the Form of Senior Note due 2034 attached as Exhibit 4.1 and the Form of Senior Note due 2053 attached as Exhibit 4.2 for additional covenants, events of default and other terms and conditions of the Senior Notes.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated September 26, 2023 among BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	Form of 2034 Senior Note
4.2	Form of 2053 Senior Note
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY GENERATION, LLC

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer
Constellation Energy Generation, LLC

September 29, 2023

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated September 26, 2023 among BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	Form of 2034 Senior Note
4.2	Form of 2053 Senior Note
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File – the cover page XBRL tabs are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL